                                                                     Exhibit 21

Company (Name in which such subsidiary conducts business if other than               State of Incorporation or
corporate name):                                                                            Organization
---------------------------------------------------------------------------------    ---------------------------

112 Burleigh Avenue Norfolk, LLC                                                              Virginia
1515 West State Street Boise, Idaho, LLC                                                      Delaware
1740 Associates, LLC                                                                          Michigan
3581 Carter Hill Road - Montgomery Corp.                                                      Alabama
4042 Warrensville Center Road - Warrensville Ohio, Inc.                                         Ohio
5277 Associates, Inc.                                                                        Washington
537 Elm Street Corporation                                                                  Rhode Island
5600 Superior Properties, Inc.                                                                  Ohio
657-659 Broad St. Corp.                                                                      New Jersey
764 South Broadway-Geneva, Ohio, LLC                                                            Ohio
912 Elmwood Avenue - Buffalo, LLC                                                             New York
Ann & Government Streets - Mobile, Alabama, LLC                                               Delaware
Apex Drug Stores, Inc.                                                                        Michigan
Broadview and Wallings-Broadview Heights Ohio, Inc.                                             Ohio
Central Avenue & Main Street Petal - MS, LLC                                                  Delaware
Drug Palace, Inc.                                                                              Maine
Eagle Managed Care Corp.                                                                      Delaware
East Stone Drive & Bloomingdale Pike - Kingsport, Tennessee, LLC                              Delaware
Eighth and Water Streets-Urichsville, Ohio, LLC                                               Delaware
England Street - Asheland Corporation                                                         Virginia
Euclid and Wilders Roads - Bay City, LLC                                                      Michigan
Fairground, LLC                                                                               Virginia
Fiona One Corp.                                                                               Delaware
GDF, Inc.                                                                                     Maryland
Gettysburg & Germantown, LLC                                                                  Delaware
Gettysburg and Hoover - Dayton, Ohio, LLC                                                       Ohio
Grand River & Fenkell, LLC                                                                    Delaware
Harco, Inc.                                                                                   Alabama
K & B Alabama Corporation                                                                     Alabama
K & B Louisiana Corporation                                                                  Louisiana
K & B Mississippi Corporation                                                               Mississippi
K & B Services, Incorporated                                                                 Louisiana
K & B Tennessee Corporation                                                                  Tennessee
K & B Texas Corporation                                                                        Texas
K & B, Incorporated                                                                           Delaware
Keystone Centers, Inc.                                                                      Pennsylvania
Lakehurst and Broadway Corporation                                                           New Jersey
Louisville Avenue & North 18th Street-Monroe, Louisiana, LLC                                  Delaware
Main and McPherson - Clyde, LLC                                                                 Ohio
Mayfield & Chillicothe Roads - Chesterland, LLC                                                 Ohio

                                                          Page 1 of 3

Company (Name in which such subsidiary conducts business if other than               State of Incorporation or
corporate name):                                                                            Organization
---------------------------------------------------------------------------------    ---------------------------

Munson & Andrews, LLC                                                                         Delaware
Name Rite, LLC                                                                                Delaware
Northline & Dix - Toledo - Southgate, LLC                                                     Michigan
Patton Drive and Navy Boulevard Property Corporation                                          Florida
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC                                      Delaware
PDS-1 Michigan, Inc.                                                                          Michigan
Perry Distributors, Inc.                                                                      Michigan
Perry Drug Stores, Inc.                                                                       Michigan
RA 5-Points, LLC                                                                              Virginia
RA Indian River/Kempsville, LLC                                                               Virginia
Ram-Utica, Inc.                                                                               Michigan
RDS Detroit, Inc.                                                                             Michigan
READ'S, Inc.                                                                                  Maryland
Richfield Road - Flint, Michigan, LLC                                                         Michigan
Richmond Road & Monticello Boulevard - Richmond Heights, Ohio, LLC                            Delaware
Rite Aid Corporation                                                                          Delaware
Rite Aid Drug Palace, Inc.                                                                    Delaware
Rite Aid Hdqtrs. Corp.                                                                        Delaware
Rite Aid Hdqtrs. Funding, Inc.                                                                Delaware
Rite Aid Lease Management Company                                                            California
Rite Aid of Alabama, Inc.                                                                     Alabama
Rite Aid of Connecticut, Inc.                                                               Connecticut
Rite Aid of Delaware, Inc.                                                                    Delaware
Rite Aid of Florida, Inc.                                                                     Florida
Rite Aid of Georgia, Inc.                                                                     Georgia
Rite Aid of Illinois, Inc.                                                                    Illinois
Rite Aid of Indiana, Inc.                                                                     Indiana
Rite Aid of Kentucky, Inc.                                                                    Kentucky
Rite Aid of Maine, Inc.                                                                        Maine
Rite Aid of Maryland, Inc.                                                                    Maryland
Rite Aid of Massachusetts, Inc.                                                            Massachusetts
Rite Aid of Michigan, Inc.                                                                    Michigan
Rite Aid of New Hampshire, Inc.                                                            New Hampshire
Rite Aid of New Jersey, Inc.                                                                 New Jersey
Rite Aid of New York, Inc.                                                                    New York
Rite Aid of North Carolina, Inc.                                                           North Carolina

                                                          Page 2 of 3

Company (Name in which such subsidiary conducts business if other than               State of Incorporation or
corporate name):                                                                            Organization
---------------------------------------------------------------------------------    ---------------------------

Rite Aid of Ohio, Inc.                                                                          Ohio
Rite Aid of Pennsylvania, Inc.                                                              Pennsylvania
Rite Aid of Rhode Island, Inc.                                                              Rhode Island
Rite Aid of South Carolina, Inc.                                                           South Carolina
Rite Aid of Tennessee, Inc.                                                                  Tennessee
Rite Aid of Vermont, Inc.                                                                     Vermont
Rite Aid of Virginia, Inc.                                                                    Virginia
Rite Aid of Washington, D.C., Inc.                                                           Wash. D.C.
Rite Aid of West Virginia, Inc.                                                            West Virginia
Rite Aid Realty Corp.                                                                         Delaware
Rite Aid Risk Management Corp.                                                                Delaware
Rite Aid Rome Distribution Center, Inc.                                                       New York
Rite Aid Services, LLC                                                                        Delaware
Rite Aid Transport, Inc.                                                                      Delaware
Rite Fund, Inc.                                                                               Delaware
Rite Investments Corp.                                                                        Delaware
Rite Investments Corp., LLC                                                                   Delaware
Route 1 & Hood Road - Fredericksburg, LLC                                                     Virginia
Route 202 at Route 124 Jaffrey-New Hampshire, LLC                                             Delaware
Rx Choice, Inc.                                                                               Delaware
Rx USA, Inc.                                                                                  Delaware
Seven Mile and Evergreen - Detroit, LLC                                                       Michigan
Silver Springs Road-Baltimore, Maryland/One, LLC                                              Delaware
Silver Springs Road-Baltimore, Maryland/Two, LLC                                              Delaware
State & Fortification Streets - Jackson, Mississippi, LLC                                     Delaware
State Street and Hill Road-Gerard, Ohio, LLC                                                  Delaware
The Lane Drug Company                                                                           Ohio
The Muir Company                                                                                Ohio
Thrifty Corporation                                                                          California
Thrifty PayLess, Inc.                                                                        California
Tyler and Sanders Road - Birmingham-Alabama, LLC                                              Delaware
Virginia Corporation                                                                          Delaware

                                                          Page 3 of 3